Commitments and contingencies	3 Months Ended
Mar. 31, 2011
Commitments and contingencies [Abstract]
Commitments and contingencies
16	Commitments and contingencies
a) In connection with a tax-advantaged lease financing arrangement sponsored by the French Government, we provided certain guarantees on December 30, 2004 on behalf of Vale New Caledonia S.A.S. (VNC) pursuant to which we guaranteed payments due from VNC of up to a maximum amount of US$100 (“Maximum Amount”) in connection with an indemnity. This guarantee was provided to BNP Paribas for the benefit of the tax investors of GniFi, the special purpose vehicle which owns a portion of the assets in our nickel cobalt processing plant in New Caledonia (“Girardin Assets”). We also provided an additional guarantee covering the payments due from VNC of (i) amounts exceeding the Maximum Amount in connection with the indemnity, and (ii) certain other amounts payable by VNC under a lease agreement covering the Girardin Assets. This guarantee was provided to BNP Paribas for the benefit of GniFi.

Another commitment incorporated in the tax—advantaged lease financing arrangement was that the Girardin Assets would be substantially complete by December 31, 2010. In light of the delay in the start up of VNC processing facilities, the December 31, 2010 substantially complete date was not met. Management proposed an extension to the substantially complete date from December 31, 2010 to December 31, 2011. Both the French government authorities and the tax investors have formally agreed to this extension. Both the French tax authorities and the tax investors issued their signed extension in March 2011. Accordingly the benefits of the financing structure are fully expected to be maintained and we anticipate that there will be no recapture of the tax advantages provided under this financing structure.

There are two bank guarantees totaling US$61 (€43 million) as at March 31, 2011 that were established by us on behalf of VNC in favor of the South Province of New Caledonia in order to guarantee the performance of VNC with respect to certain environmental obligations in relation to the metallurgical plant and the Kwe West residue storage facility.

Sumic Nickel Netherlands B.V. (“Sumic”), a 21% stockholder of VNC, has a put option to sell to us 25%, 50%, or 100% of the shares they own of VNC. The put option can be exercised if the defined cost of the initial nickel-cobalt development project, as measured by funding provided to VNC, in natural currencies and converted to U.S. dollars at specified rates of exchange, in the form of Girardin funding, shareholder loans and equity contributions by stockholders to VNC, exceeded US$4.2 billion and an agreement cannot be reached on how to proceed with the project. On February 15, 2010, we formally amended our agreement with Sumic to increase the threshold to approximately US$4.6 billion at specified rates of exchange. On May 27, 2010 the threshold was reached and on October 22, 2010, we have signed an agreement to extend the put option date into the first half of 2011. On January 25, 2011 a further extension to the agreement was signed extending the put option date into the second half of 2011. In April 2011, we, along with Sumic, have verbally agreed to a further extension of the put option into 2012 and are currently formalizing this agreement.
We provided a guarantee covering certain termination payments due from VNC to the supplier under an electricity supply agreement (“ESA”) entered into in October 2004 for the VNC project. The amount of the termination payments guaranteed depends upon a number of factors, including whether any termination of the ESA is a result of a default by VNC and the date on which an early termination of the ESA were to occur. During the first quarter of 2010, the supply of electricity under the ESA to the project began and the guaranteed amount now decreases over the life of the ESA from its maximum amount. As at March 31, 2011 the guarantee was US$177 (€ 125 million).

In February 2009, we and our subsidiary, Vale Newfoundland and Labrador Limited (“VNL”), entered into a fourth amendment to the Voisey’s Bay Development agreement with the Government of Newfoundland and Labrador, Canada, that permitted VNL to ship up to 55,000 metric tonnes of nickel concentrate from the Voisey’s Bay area mines. As part of the agreement, VNL agreed to provide the Government of Newfoundland and Labrador financial assurance in the form of letters of credit, each in the amount of US$16 (CAD$16 million) for each shipment of nickel concentrate shipped out of the province from January 1, 2009 to August 31, 2009. The amount of this financial assurance was US$110 (CAD$112 million) based on seven shipments of nickel concentrate and as of March 31, 2011, US$12 (CAD$11 million) remains outstanding.

As at March 31, 2011, there was an additional US$118 in letters of credit issued and outstanding pursuant to our syndicate revolving credit facility, as well as an additional US$84 of letters of credit and US$68 in bank guarantees that were issued and outstanding. These are associated with environmental reclamation and other operating associated items such as insurance, electricity commitments and import and export duties.

b) We and our subsidiaries are defendants in numerous legal actions in the normal course of business. Based on the advice of our legal counsel, management believes that the amounts recognized are sufficient to cover probable losses in connection with such actions.

The provision for contingencies and the related judicial deposits are composed as follows:

	March 31, 2011 ( unaudited )		December 31, 2010
	Provision for	Judicial	Provision for	Judicial
	contingencies	deposits	contingencies	deposits
Labor and social security claims	790	931	748	874
Civil claims	488	425	510	410
Tax — related actions	785	452	746	442
Others	39	6	39	5

	2,102	1,814	2,043	1,731

Labor and social security related actions principally comprise of claims by Brazilian current and former employees for (i) payment of time spent traveling from their residences to the work-place, (ii) additional health and safety related payments and (iii) various other matters, often in connection with disputes about the amount of indemnities paid upon dismissal and the one-third extra holiday pay.

Civil actions principally relate to claims made against us by contractors in Brazil in connection with losses alleged to have been incurred by them as a result of various past Government economic plans, during which full inflation indexation of contracts was not permitted, as well, as for accidents and land appropriation disputes.

Tax related actions principally comprise of challenges initiated by us, on certain taxes on revenues and uncertain tax positions. We continue to vigorously pursue our interests in all the actions but recognize that we probably will incur some losses in the final instance, for which we have made provisions.

Judicial deposits are made by us following court requirements in order to be entitled to either initiate or continue a legal action. These amounts are released to us upon receipt of a final favorable outcome from the legal action, and in the case of an unfavorable outcome, the deposits are transferred to the prevailing party.

Contingencies settled during the three-month periods ended March 31, 2011, December 31, 2010 and March 31, 2010, totaled US$431, US$224 and US$55, respectively. Provisions recognized in the three-month periods ended March 31, 2011, December 31, 2010 and March 31, 2010, totaled US$54, US$41 and US$70, respectively, classified as other operating expenses.
In addition to the contingencies for which we have made provisions, we are defendants in claims where in our opinion, and based on the advice of our legal counsel, the likelihood of loss is reasonably possible but not probable, in the total amount of US$5,110 at March 31, 2011, and for which no provision has been made (December 31, 2010 — US$4,787).

c) At the time of our privatization in 1997, the Company issued debentures to its then-existing stockholders, including the Brazilian Government. The terms of the debentures, were set to ensure that the pre-privatization stockholders, including the Brazilian Government would participate in possible future financial benefits that could be obtained from exploiting certain mineral resources.

A total of 388,559,056 Debentures were issued at a par value of R$ 0.01 (one cent), whose value will be restated in accordance with the variation in the General Market Price Index (IGP-M), as set forth in the Issue Deed.

The debentures holders have the right to receive premiums, paid semiannually, equivalent to a percentage of net revenues from specific mine resources as set forth in the indenture.

In April 2011 (subsequent period) we paid remuneration on these debentures of US$8.

d) Asset retirement obligations

We use various judgments and assumptions when measuring our asset retirement obligations.

Changes in circumstances, law or technology may affect our estimates and we periodically review the amounts accrued and adjust them as necessary. Our accruals do not reflect unasserted claims because we are currently not aware of any such issues. Also the amounts provided are not reduced by any potential recoveries under cost sharing, insurance or indemnification arrangements because such recoveries are considered uncertain.

The changes in the provisions for asset retirement obligations are as follows:

	Three-month period ended (unaudited)
	March 31,	December 31,	March 31,
	2011	2010	2010
Beginning of period	1,368	1,230	1,116
Accretion expense	41	34	27
Liabilities settled in the current period	(10)	(33)	(8)
Revisions in estimated cash flows (*)	(63)	110	(2)
Cumulative translation adjustment	32	27	(4)

End of period	1,368	1,368	1,129

Current liabilities	71	75	79
Non-current liabilities	1,297	1,293	1,050

Total	1,368	1,368	1,129